CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-6 of Pruco Life of New Jersey Variable Appreciable Account (“Registration Statement”) of our report dated April 10, 2020 relating to the financial statements of the subaccounts listed in Appendix A, which appears in this Registration Statement. We also consent to the use in this Registration Statement of our report dated March 5, 2020 relating to the financial statements of Pruco Life Insurance Company of New Jersey, which appears in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
August 28, 2020

Appendix A

Prudential Government Money Market Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Diversified Bond Portfolio	MFS® Utilities Series (Initial Class)
Prudential Equity Portfolio (Class I)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
Prudential Flexible Managed Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
Prudential Conservative Balanced Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
Prudential High Yield Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio
Prudential Stock Index Portfolio	AST Wellington Management Hedged Equity Portfolio
Prudential Value Portfolio (Class I)	AST Balanced Asset Allocation Portfolio
Prudential Natural Resources Portfolio (Class I)	AST Preservation Asset Allocation Portfolio
Prudential Global Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
Prudential Government Income Portfolio	AST Prudential Growth Allocation Portfolio
Prudential Jennison Portfolio (Class I)	AST Advanced Strategies Portfolio
Prudential Small Capitalization Stock Portfolio	AST AllianzGI World Trends Portfolio
T. Rowe Price International Stock Portfolio	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST BlackRock Global Strategies Portfolio
MFS® Growth Series (Initial Class)	TOPS® Aggressive Growth ETF Portfolio (Class 2)
American Century VP Value Fund (Class I)	TOPS® Balanced ETF Portfolio (Class 2)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)
Prudential SP Small Cap Value Portfolio (Class I)	TOPS® Growth ETF Portfolio (Class 2)
Janus Henderson VIT Research Portfolio (Service Shares)	TOPS® Moderate Growth ETF Portfolio (Class 2)
SP Prudential U.S. Emerging Growth Portfolio (Class I)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
Prudential SP International Growth Portfolio (Class I)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
Janus Henderson VIT Overseas Portfolio (Service Shares)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	American Funds IS Growth Fund (Class 2)
M Large Cap Growth Fund	American Funds IS Growth-Income Fund (Class 2)
M International Equity Fund	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
M Large Cap Value Fund	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
AST Cohen & Steers Realty Portfolio	Templeton Growth VIP Fund (Class 2)
AST J.P. Morgan Strategic Opportunities Portfolio	Hartford Capital Appreciation HLS Fund (Class IB)
AST T. Rowe Price Large-Cap Value Portfolio	Hartford Disciplined Equity HLS Fund (Class IB)
AST Small-Cap Growth Opportunities Portfolio	Hartford Dividend and Growth HLS Fund (Class IB)
AST Small-Cap Value Portfolio	American Funds IS International Fund (Class 2)
AST Mid-Cap Growth Portfolio	Franklin Income VIP Fund (Class 2)
AST Loomis Sayles Large-Cap Growth Portfolio	Franklin Mutual Shares VIP Fund (Class 2)
AST MFS Growth Portfolio	MFS® Total Return Bond Series (Initial Class)
AST BlackRock Low Duration Bond Portfolio	MFS® Value Series (Initial Class)
AST T. Rowe Price Natural Resources Portfolio	Hartford Growth Opportunities HLS Fund (Class IB)
AST MFS Global Equity Portfolio	American Funds IS Blue Chip Income and Growth Fund (Class 2)
AST J.P. Morgan International Equity Portfolio	Fidelity® VIP Index 500 Portfolio (Service Class 2)
AST Templeton Global Bond Portfolio	Invesco V.I. Growth and Income Fund (Series I)
M Capital Appreciation Fund	AST International Value Portfolio
American Century VP Mid Cap Value Fund (Class I)	Calvert VP NASDAQ 100 Index Portfolio (Class F)
AST Hotchkis & Wiley Large-Cap Value Portfolio	Calvert VP S&P MidCap 400 Index Portfolio (Class F)
AST Small-Cap Growth Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)